Principal Funds, Inc.
Supplement dated October 2, 2017
to the Statement of Additional Information dated March 1, 2017 as revised May 2, 2017 as amended and restated June 12, 2017 and September 6, 2017
(as supplemented September 15, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Under Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers), delete the row for Gregory L. Tornga in the Other Accounts Managed table and replace with the following:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Gregory L. Tornga: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios*
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$3.2 million	0	$0
*Information as of September 27, 2017
Under Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers), delete the rows for Gregory L. Tornga in the Ownership of Securities table and replace with the following:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Gregory L. Tornga*	SAM Balanced	None
Gregory L. Tornga*	SAM Conservative Balanced	None
Gregory L. Tornga*	SAM Conservative Growth	None
Gregory L. Tornga*	SAM Flexible Income	$10,000-$50,000
Gregory L. Tornga*	SAM Strategic Growth	$10,000-$50,000
*Information as of September 27, 2017

1